EXHIBIT 99.1


                      Certification Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2002 (the "Report") by Biomasse International, Inc. (the "Registrant"), each of the undersigned hereby certifies that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                          /s/ Benoit Dufresne
                                          ----------------------------------
                                          Name: Benoit Dufresne
                                          Title: President


                                          /s/ Jean Gagnon
                                          ----------------------------------
                                          Name: Jean Gagnon
                                          Title: Vice President - Finance